                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]

KEMPER
INTERMEDIATE GOVERNMENT TRUST

               "... We performed slightly behind the intermediate
                 government bond index but very well versus our
                   competition in the closed-end world. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
6
Year 2000
7
Portfolio Statistics
8
Portfolio
of Investments
9
Report of
Independent Auditors
10
Financial Statements
12
Notes to Financial Statements
15
Financial Highlights
16
Description of Dividend
Reinvestment Plan
19
Shareholders' Meeting



AT A GLANCE
--------------------------------------------------------------------------------
 TOTAL RETURNS
 FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER INTERMEDIATE
GOVERNMENT TRUST                   7.80%      8.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  12/31/98   12/31/97
--------------------------------------------------------------------------------
NET ASSET VALUE                     $7.85      $7.86
--------------------------------------------------------------------------------
MARKET PRICE                        $7.56      $7.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF DECEMBER 31, 1998.

                                     KEMPER
                                  INTERMEDIATE
                                   GOVERNMENT
                                     TRUST
--------------------------------------------------------------------------------
ONE-YEAR DISTRIBUTION:               $.6000
--------------------------------------------------------------------------------
DECEMBER DISTRIBUTION:               $.0500
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)            7.64%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET VALUE)               7.94%
--------------------------------------------------------------------------------

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

DURATION A measure of the interest rate sensitivity of a fixed income investment or portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

FANNIE MAE Short for Federal National Mortgage Association (FNMA), which repackages pools of mortgages for resale to investors. Fannie Mae securities do not carry a direct, specified guarantee of payment from the U.S. government, but are issued under Treasury supervision.

FREDDIE MAC Short for Federal Home Loan Mortgage Corporation (FHLMC). Like FNMA, FHLMC repackages mortgages for sale to investors. Freddie Mac securities do not carry a direct, specified guarantee of payment from the U.S. government, but are issued under Treasury supervision.

GINNIE MAE Short for Government National Mortgage Association (GNMA). As its name implies, Ginnie Mae mortgage-backed securities carry a guarantee of payment by the U.S. government, and therefore are considered marginally more secure than Fannie Mae or Freddie Mac securities.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND

DEAR KEMPER FUNDS SHAREHOLDER:

If you think the first quarter of 1999 has seemed rather anticlimactic compared to 1998, you're not alone. The year began with a quiet bang in the U.S. stock market, with the Dow Jones Industrial Average hitting an all-time high of 9643 points in the first week of January. While stock market volatility has continued, it seems to be phasing investors less and less. Even global events are being taken in stride. Europe's Economic and Monetary Union (EMU) was launched without much notice. And when Brazil's economy recently took a turn for the worse, Wall Street was only mildly concerned. Also contributing to today's laid-back attitude -- the impeachment trial of President Clinton has all but fizzled into obscurity without significantly affecting the U.S. economy or markets.

  Indeed, the U.S. economy looks good. The fundamentals by which we measure the state of the economy remain strong. We continue to see solid consumer spending growth, continued investment spending and low inflation. This suggests that there are no internal problems for continued U.S. economic growth.

  Additionally, we can expect the Federal Reserve Board to keep short-term interest rates low. On February 3, the Fed left interest rates unchanged. It is likely that this "hands-off" approach will continue, particularly if the U.S. economy remains in check and there is a degree of uncertainty in the international arena.

  The U.S. budget surplus for 1998 came in at $60 billion, with another budget surplus of between $80 billion and $100 billion expected for fiscal 1999. Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained steady. GDP, driven by consumer spending, is expected to grow at an annualized rate of approximately 3 percent in 1999. We also anticipate modest capital spending growth and modest inventory growth.

  The consumer price index (CPI) remains in the vicinity of 2 percent. However, energy prices, which were down 6 to 7 percent last year and helped keep the CPI down, are unlikely to remain so low this year.

  Employment growth has slowed to 2 percent, combined with real wage growth of between 2 percent and 2.5 percent. But real income growth is between 4 percent and 5 percent. In addition, gains in household net worth, which tends to fuel consumer spending, are also on the rise. Banks appear to be only a little less willing to lend in 1999, so the threat of a general credit crunch is minimal.

  On a less positive note, corporate profits have slowed in 1999, growing at a rate of 1 percent to 3 percent on a year-over-year basis. As a result, we may see a slowdown in capital spending this year. The current U.S. account deficit is rising, which suggests the U.S. economy is increasingly dependent on foreign capital inflows to finance its economic activity. This is acceptable as long as foreign money continues to flow in. But if foreign investors, particularly the Japanese, no longer wish to invest in the United States, we can expect problems for interest rates and exchange rates, as well as increased uncertainty and market volatility.

  At this point, investors may be comforted by the fact that the U.S. markets and economy have withstood the test of a tumultuous 1998. While certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Eight leading industrial nations (G8) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as some analysts expected. Indeed, Asian turmoil has not affected U.S. export volumes as much as it has lowered import prices and helped reduce global interest rates.

  Ultimately, Europe's recently inaugurated EMU is likely to bring more flexibility and growth potential for the region. European equities may be the beneficiaries of

ECONOMIC OVERVIEW

-----------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
-----------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

         THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                           NOW( 1/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
10-YEAR TREASURY RATE(1)*                       4.65                   5.65                   6.21                   6.83
PRIME RATE(2)                                   7.75                   8.50                   8.50                   8.25
INFLATION RATE(3)*                              1.61                   1.38                   2.22                   3.00
THE U.S. DOLLAR(4)                             -4.37                   3.92                   7.62                   4.74
CAPITAL GOODS ORDERS(5)*                       11.78                  10.47                  15.67                   4.79
INDUSTRIAL PRODUCTION(5)*                       1.88                   5.09                   6.12                   4.87
EMPLOYMENT GROWTH(6)                            2.17                   2.57                   2.65                   2.22


(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF DECEMBER 31, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

increased spending, as governments seek to ease fiscal and monetary policy, foster growth and reduce unemployment. It's going to be interesting to watch as the monetary union continues to evolve. One lesson for investors -- particularly those with international holdings -- is to diversify. With the democratization of the world, the globalization of trade and more free market economies at our fingertips, international markets are becoming more and more attractive. But if you subscribe to the concept of international investment, be cautious -- don't put all of your investment eggs in one basket.

  Other key elements to watch in 1999: the race for the next presidency and preparedness for the year 2000. And remember, while it is nearly impossible to predict the next big crisis, there always appears to be one just around the bend.

  Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN E. SILVIA AS OF FEBRUARY 8, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996, AND IS A MANAGING DIRECTOR. HE IS ALSO LEAD PORTFOLIO MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED HIS BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

SCOTT DOLAN JOINED SCUDDER KEMPER INVESTMENTS IN 1989, AND IS A VICE PRESIDENT. HE IS ALSO A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE KEMPER INTERMEDIATE GOVERNMENT TRUST. HE RECEIVED A BACHELOR'S DEGREE IN BUSINESS ADMINISTRATION MAJORING IN FINANCE FROM NORTHEASTERN UNIVERSITY AND AN MS DEGREE IN FINANCE FROM BOSTON COLLEGE.

JOHN DUGENSKE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE RECEIVED A BACHELOR'S AND MASTERS DEGREE IN MECHANICAL ENGINEERING AS WELL AS HIS M.B.A. FROM THE UNIVERSITY OF ILLINOIS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


IN A VOLATILE YEAR FOR GOVERNMENT BONDS, THE FUND PERFORMED WELL VERSUS OTHER CLOSED-END GOVERNMENT FUNDS. BELOW, THE MANAGERS DISCUSS THEIR STRATEGY FOR MANEUVERING THROUGH THE CHOPPY BOND ENVIRONMENT.

Q     GENTLEMEN, BEFORE WE DISCUSS THE GOVERNMENT BOND MARKET IN 1998 AND HOW
THE FUND WAS POSITIONED, COULD YOU PROVIDE A PERFORMANCE RECAP?

A     Certainly. For 1998, the fund's total return was 7.80 percent, based on net asset value. That result was well ahead of the 6.97 percent return registered by the Lipper U.S. Government Closed-End Fund Average, but slightly behind the Lehman Intermediate Government Bond Index return of 8.49 percent. We performed slightly behind the intermediate government bond index but very well versus our competition in the closed-end world.

Q     IN THE FUND'S SEMIANNUAL REPORT DATED JUNE 30, 1998, YOU MENTIONED THAT
EVENTS IN OVERSEAS MARKETS TENDED TO DRIVE U.S. GOVERNMENT BOND PRICES DURING THE FIRST HALF OF THE YEAR. DID THAT CONTINUE THROUGH THE REST OF 1998?

A     Absolutely, although the forces tended to take a different form. Broadly, during the first half of the year, uncertainty in foreign markets -- first in Asia, then in Russia, prompted global investors to flock to "safe havens" -- i.e., U.S. Treasury bonds. The clamor for U.S. government bonds pushed prices up and yields down, particularly on longer-term securities. But the euphoria was tempered in the second half of the year, when international market turbulence constricted the liquidity of government bond markets around the globe. Trading became more and more difficult, leading to a market that was frozen in its tracks, paralyzed by uncertainty. Fortunately, the Federal Reserve came to the rescue with three interest rate cuts during the last quarter of 1998. Their monetary easing broke the ice and helped the government bond market recover.

      During the last quarter of 1998, the market became quite choppy as investors tried to balance positive economic conditions in America and Europe with negative events in Japan, Russia and Brazil. Overall, it was a positive year for U.S. government bonds, but also a volatile one.

Q     HOW DID YOU MANAGE THE FUND IN THESE CONDITIONS?

A     As the year began, we had anticipated that the turbulence in international markets would help boost the U.S. government market. So we lengthened the duration of the fund to help it make the most of a potential rally, and we weighted the portfolio in favor of Treasuries rather than mortgage-backed securities. This strategy worked very well for the first few months of the year. But as the months progressed, Treasuries began to look richer and richer, and mortgages started to look like a better value. So at mid-year we began to shift our weighting in favor of mortgages.

Q     WHAT DID MORTGAGES OFFER?

A     First, they normally pay a higher yield than Treasuries to compensate investors for prepayment risk. In addition, following the massive rally by Treasuries, they appeared to have much greater

PERFORMANCE UPDATE


potential for capital appreciation. Based on our valuation models, mortgages more than made up for their prepayment risk with their strong possibility for total return. Of course, credit quality was not an issue because agency mortgages (Ginnie Mae, Fannie Mae, Freddie Mac) have either direct or assumed guarantees from the U.S. government. We maintained our long duration/mortgage biased position through the end of the year.

Q     HOW DID THAT STRATEGY WORK OUT?

A     In hindsight, we appear to have been a bit early in our shift toward mortgages. They underperformed Treasuries through most of the last half of the year, since market uncertainty caused investors to favor only the very safest and most liquid securities. However, our careful issue selection helped reduce any negative impact during the latter half of the year, and recently mortgages have begun to show more strength.

Q     HOW SO?

A     As we mentioned earlier, the Federal Reserve cut interest rates three times in the last half of 1998. But these cuts were not due to a stalling economy, which is the usual reason the Federal Reserve eases. Rather, the cuts were intended to jump-start illiquid capital markets worldwide -- the U.S. economy was rolling along well. So we think there's reason to suspect that the cuts may fuel a stronger economy in 1999. If so, interest rates would likely track sideways, or perhaps a bit higher. In such an environment, mortgage-backed securities would be poised to perform very well compared to Treasuries. If we do see a pickup in economic growth, we believe our carefully selected portfolio of mortgage-backed issues could provide the fund with satisfying performance in the year ahead.

      We will, however, closely monitor world economic and liquidity conditions and adjust our outlook as conditions dictate.

Year 2000
--------------------------------------------------------------------------------

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value. The investment manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*


--------------------------------------------------------------------------------
                                     ON 12/31/98              ON 12/31/97
--------------------------------------------------------------------------------
MORTGAGES                                 60%                      44%
--------------------------------------------------------------------------------
LONG-TERM GOVERNMENTS                     --                        1
--------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENTS             35                       41
--------------------------------------------------------------------------------
SHORT-TERM TREASURIES AND CASH
EQUIVALENTS (ONE YEAR OR LESS)             5                       14
--------------------------------------------------------------------------------
                                         100%                     100%

                                      [PIE CHART]             [PIE CHART]
                                      ON 12/31/98             ON 12/31/97

*Portfolio composition is subject to change.

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                     ON 12/31/98              ON 12/31/97
--------------------------------------------------------------------------------
AVERAGE MATURITY                     7.1 years                5.7 years
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE GOVERNMENT TRUST

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1998
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                             COUPON                 PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                        TYPE                       RATE     MATURITY      AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                                Pass-through               6.50%      2013        $28,082    $ 28,613
MORTGAGE ASSOCIATION--34.1%                        certificates               7.00     2022-2028      41,092      42,055
(Cost: $90,381)                                                               7.50     2027-2028      19,014      19,602
                                                                              9.00     2016-2025         653         701
                                                   ---------------------------------------------------------------------
                                                                                                                  90,971
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                                      Notes                      7.00       2006         13,100      14,912
SECURITIES--27.6%                                                             6.625      2007          2,000       2,249
(Cost: $74,131)                                    Bonds                      8.75       2008         30,200      35,211
                                                                             12.75       2010         14,575      21,170
                                                   ---------------------------------------------------------------------
                                                                                                                  73,542
------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                                  Collateralized mortgage    6.25       2021         10,000      10,185
MORTGAGE CORPORATION--19.8%                          obligations              5.50       2028          7,217       7,323
(Cost: $51,362)                                    Pass-through               6.00       2029         11,615      11,473
                                                   certificates
                                                                              6.50     2028-2029      21,282      21,435
                                                                             10.25       2016          2,218       2,443
                                                   ---------------------------------------------------------------------
                                                                                                                  52,859
------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                                   Collateralized mortgage    6.00       2019          6,811       6,868
MORTGAGE ASSOCIATION--13.4%                          obligations              6.25       2022         10,000      10,161
(Cost: $33,914)                                    Notes                      5.75       2008         18,000      18,628
                                                   ---------------------------------------------------------------------
                                                                                                                  35,657
                                                   ---------------------------------------------------------------------
                                                   TOTAL U.S. GOVERNMENT OBLIGATIONS--94.9%
                                                   (Cost: $249,788)                                              253,029
                                                   ---------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                       Yield--5.14%
INSTRUMENT--11.1%                                  Due--January 1999
(Cost: $29,745)                                    Federal Home Loan Mortgage Corp.                   29,800      29,749
                                                   ---------------------------------------------------------------------
                                                   TOTAL INVESTMENTS--106%
                                                   (Cost: $279,533)                                              282,778
                                                   ---------------------------------------------------------------------
                                                   LIABILITIES, LESS CASH AND OTHER ASSETS--(6.0)%               (16,044)
                                                   ---------------------------------------------------------------------
                                                   NET ASSETS--100%                                             $266,734
                                                   ---------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $279,533,000 for federal income tax purposes at December 31, 1998, the gross unrealized appreciation was $3,888,000, the gross unrealized depreciation was $643,000 and the net unrealized appreciation on investments was $3,245,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERMEDIATE GOVERNMENT TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Intermediate Government Trust as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Intermediate Government Trust at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 18, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $279,533)                                                $282,778
------------------------------------------------------------------------
Cash                                                                 917
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                13,708
------------------------------------------------------------------------
  Interest                                                         2,307
------------------------------------------------------------------------
    TOTAL ASSETS                                                 299,710
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           32,629
------------------------------------------------------------------------
  Management fee                                                     291
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              42
------------------------------------------------------------------------
  Trustees' fees and other                                            14
------------------------------------------------------------------------
    Total liabilities                                             32,976
------------------------------------------------------------------------
NET ASSETS                                                      $266,734
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $302,540
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (39,051)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         3,245
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $266,734
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($266,734 / 33,996 shares outstanding)                             $7.85
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1998
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $20,207
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,135
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            128
-----------------------------------------------------------------------
  Professional fees                                                  26
-----------------------------------------------------------------------
  Reports to shareholders                                           100
-----------------------------------------------------------------------
  Trustees' fees and other                                           29
-----------------------------------------------------------------------
    Total expenses                                                2,418
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            17,789
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                       1,435
-----------------------------------------------------------------------
  Net realized loss from futures transactions                      (143)
-----------------------------------------------------------------------
    Net realized gain                                             1,292
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments              832
-----------------------------------------------------------------------
Net gain on investments                                           2,124
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $19,913
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED DECEMBER 31,
                                                                  1998                 1997
---------------------------------------------------------------------------------------------
OPERATIONS AND DIVIDENDS
---------------------------------------------------------------------------------------------
  Net investment income                                         $ 17,789               19,750
---------------------------------------------------------------------------------------------
  Net realized gain (loss)                                         1,292                 (261)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              832                1,479
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              19,913               20,968
---------------------------------------------------------------------------------------------
  Distribution from net investment income                        (19,086)             (19,974)
---------------------------------------------------------------------------------------------
  Tax return of capital distribution                              (1,311)              (2,294)
---------------------------------------------------------------------------------------------
Total distributions to shareholders                              (20,397)             (22,268)
---------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                        (484)              (1,300)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------

Beginning of year                                                267,218              268,518
---------------------------------------------------------------------------------------------
END OF YEAR                                                     $266,734              267,218
---------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Intermediate Government
                             Trust is registered under the Investment Company
                             Act of 1940 as a diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. An exchange traded options contract on securities, futures and other financial instruments is valued at its most recent sale price on such exchange. If no sales occurred, the options contract is valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The fund may purchase securities with delivery or payment to occur at a later date. At the time the fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time the fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At December 31, 1998, the fund had $21,122,000 in purchase commitments outstanding (8% of net assets) with a corresponding amount of assets segregated.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At December 31, 1998, the fund had a tax basis net loss carryforward of approximately $38,420,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2000 through 2004. In addition, from November 1, 1998 through December 31, 1998 the fund incurred approximately $622,000 of net realized capital losses. As permitted by tax regulations, the fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1999.

NOTES TO FINANCIAL STATEMENTS

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends to its shareholders on a monthly basis. The dividends are recorded by the fund on the ex-dividend date. In 1996 the fund adopted a managed distribution policy whereby, in the current interest rate environment, the fund intends to pay a monthly distribution of $.05 per share. The distribution will be made from net investment income, net realized gains and, to the extent necessary, paid-in capital.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .80% of average weekly net assets. The fund incurred a management fee of $2,135,000 for the year ended
                             December 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $31,000 for the year ended December 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended December 31, 1998, the fund made no payments to its officers and incurred trustees' fees of $22,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,139,197

                             Proceeds from sales                       1,196,184

--------------------------------------------------------------------------------

4    FINANCIAL FUTURES
     CONTRACTS               The fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the fund and its broker as the market value of the futures contract fluctuates. At December 31, 1998, the

NOTES TO FINANCIAL STATEMENTS

                             market value of assets pledged by the fund to cover margin requirements for open futures positions was $394,000. The fund also had liquid assets in excess of the face amount of open futures contracts. At December 31, 1998, the following futures contracts were owned by the fund.


                                                                   FACE                         EXPIRATION       GAIN (LOSS)
                                         TYPE                     AMOUNT         POSITION         MONTH          AT 12/31/98
                                         -----------------------------------------------------------------------------------
                                         U.S. Treasury Note     $33,362,000        Long        March '99          $ 82,000
                                         -----------------------------------------------------------------------------------
                                         Eurodollar              25,010,000        Long        March '99           (68,000)
                                         -----------------------------------------------------------------------------------
                                           TOTAL                                                                  $ 14,000
                                         -----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED       ONE MONTH
                                            DECEMBER 31,        ENDED         YEAR ENDED NOVEMBER 30,
                                           ---------------   DECEMBER 31,   ---------------------------
                                           1998     1997         1996        1996      1995      1994

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $7.86      7.90         8.02        8.31      7.77      8.69
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      .52       .58          .04         .61       .58       .63
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    .07       .04         (.10)       (.27)      .56      (.87)
-----------------------------------------------------------------------------------------------------------
Total from investment operations             .59       .62         (.06)        .34      1.14      (.24)
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Distribution from net investment income    .56       .59          .05         .62       .60       .68
-----------------------------------------------------------------------------------------------------------
  Tax return of capital distribution         .04       .07          .01         .01        --        --
-----------------------------------------------------------------------------------------------------------
Total distributions                          .60       .66          .06         .63       .60       .68
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.85      7.86         7.90        8.02      8.31      7.77
-----------------------------------------------------------------------------------------------------------
Market value, end of period                $7.56      7.56         7.13        7.38      7.13      7.13
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Based on net asset value                    7.80%     8.18         (.81)       4.38     15.20     (2.85)
-----------------------------------------------------------------------------------------------------------
Based on market value                       8.13%    15.76        (2.66)      12.73      8.50     (8.36)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                     .91%      .95          .95         .91       .95       .94
-----------------------------------------------------------------------------------------------------------
Net investment income                       6.68%     7.44         6.74        7.61      7.28      7.68
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                              $266,734   267,218      268,518     272,757   282,479   264,063
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)         422%      351           72         577       552       497
-----------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of KEMPER INTERMEDIATE GOVERNMENT TRUST (the
                             "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper
                             Service Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT     The fund's transfer agent and dividend disbursing
     ACCOUNT                 agent or its delegate ("Agent") will establish a
                             Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof.
                             Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called
                             "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF           If on the record date for a Distribution (the
     DISTRIBUTION FUNDS      "Record Date"), Shares are trading at a discount
     HELD IN EACH ACCOUNT    from net asset value per Share (according to the
                             evaluation most recently made on Shares of the
                             fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five (5) days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire
                             Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB
                             Shares valued at net asset value per Share
                             (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts. All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------
4    ADDITIONAL              Address all notices, correspondence, questions, or
     INFORMATION             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
5    VOLUNTARY CASH          A participant may from time to time make voluntary
     CONTRIBUTIONS           cash contributions to his Account by sending to
                             Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------
6    ADJUSTMENT OF           The fund will increase the price at which Shares
     PURCHASE PRICE          may be issued under the Plan to 95% of the fair
                             market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
7    DETERMINATION OF        The cost of Shares and fractional Shares acquired
     PURCHASE PRICE          for each participant's Account in connection with a
                             Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the fund reserves the right to amend the Plan in the future to include a service charge.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
10     TRANSFER OF SHARES    Agent will maintain the participant's Account, hold
       HELD BY AGENT         the additional Shares acquired through the Plan in
                             safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
11     SHARES NOT HELD IN    Beneficial owners of Shares which are held in the
       SHAREHOLDER'S         name of a broker or nominee will not be
       NAME                  automatically included in the Plan and will receive
                             all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
13     WITHDRAWAL FROM       Shareholders may withdraw from the Plan at any time
       PLAN                  by giving Agent a written notice. If the proceeds
                             are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
14     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on October 22, 1998, for Kemper Intermediate Government Trust. Shareholders were asked to vote on two separate issues: election of eight members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                             For        Withheld
 James E. Atkins          30,843,946    663,335
 Arthur R. Gottschalk     30,972,024    535,257
 Frederick T. Kelsey      30,988,195    519,087
 Thomas W. Littauer       30,856,211    651,071
 Daniel Pierce            30,854,363    652,919
 Fred B. Renwick          30,841,798    665,483
 John B. Tingleff         31,005,850    501,431
 John G. Weithers         30,999,899    507,382


SPECIAL SHAREHOLDERS' MEETING

A special shareholders' meeting was held on December 17, 1998, for Kemper Intermediate Government Trust. Shareholders were asked to vote on one issue: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. The following are the results for this issue:

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

                        For              Against          Abstain
                     28,102,045          266,581          573,827


2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

                        For              Against          Abstain
                     30,965,150          193,054          349,064

TRUSTEES AND OFFICERS

TRUSTEES                      OFFICERS
DANIEL PIERCE                 MARK S. CASADY                LINDA J. WONDRACK
Chairman and Trustee          President                     Vice President
JAMES E. AKINS                PHILIP J. COLLORA             MAUREEN E. KANE
Trustee                       Vice President and            Assistant Secretary
                              Secretary
ARTHUR R. GOTTSCHALK                                        CAROLINE PEARSON
Trustee                       JOHN R. HEBBLE                Assistant Secretary
                              Treasurer
FREDERICK T. KELSEY                                         ELIZABETH C. WERTH
Trustee                       ANN M. MCCREARY               Assistant Secretary
                              Vice President
THOMAS W. LITTAUER                                          BRENDA LYONS
Trustee and Vice President    ROBERT C. PECK, JR.           Assistant Treasurer
                              Vice President
FRED B. RENWICK
Trustee                       KATHRYN L. QUIRK
                              Vice President
JOHN B. TINGLEFF
Trustee                       RICHARD L. VANDENBERG
                              Vice President
JOHN G. WEITHERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141-6066
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606

KEMPER FUNDS LOGO
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
KIGT - (2/23/99) 1066850